EXHIBIT 10.1

AMENDMENT NO. 1 TO
M.D.C. HOLDINGS, INC.
MEDIUM TERM SENIOR NOTES
MEDIUM TERM SUBORDINATED NOTES
DISTRIBUTION AGREEMENT

New York, New York
July 20, 2005

Citigroup Global Markets Inc.	Greenwich Capital Markets, Inc.
388 Greenwich Street	600 Steamboat Road
New York, New York 10013	Greenwich, Connecticut 06830

Banc of America Securities LLC	J.P. Morgan Securities Inc.
214 North Tryon Street	270 Park Avenue, 8th Floor
NC1-027-14-01	New York, New York 10017
Charlotte, North Carolina 28255

BNP Paribas Securities Corp.	McDonald Investments Inc.
787 Seventh Avenue	127 Public Square, 4th Floor
New York, New York 10019	Mail Code: OH-01-27-0406
Cleveland, Ohio 44114

Credit Suisse First Boston LLC	Merrill Lynch, Pierce Fenner & Smith
11 Madison Avenue, 5th Floor	Incorporated
New York, New York 10010	4 World Financial Center
New York, New York 10080

Comerica Securities	SunTrust Capital Markets, Inc.
211 West Forth Street, 3rd Floor	303 Peachtree Street, NE
Mail Code: 3089	23rd Floor, MC: GA-ATL-3939
Detroit, Michigan 48226	Atlanta, Georgia 30308

Deutsche Bank Securities Inc.	UBS Securities LLC
60 Wall Street, 45th Floor	677 Washington Boulevard
New York, New York 10005	Stamford, Connecticut 06901

Wachovia Capital Markets, LLC
301 South College Street
NC0606
Charlotte, North Carolina 28288

Ladies and Gentlemen:

     With respect to the Distribution Agreement by and among M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Comerica Securities, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey Capital Markets, UBS Securities LLC and Wachovia Capital Markets, LLC, dated October 6, 2004 (the “Distribution Agreement”), the Company confirms its agreement with each of you (each an “Agent” and, together with the additional agents which may become a party hereto pursuant to Section 13 of the Distribution Agreement, the “Agents”) to amend the Distribution Agreement in the manner provided in this Amendment No. 1 to Distribution Agreement (this “Amendment”).

     The Distribution Agreement applied to up to $500,000,000 aggregate public offering price of Notes (as defined below) the Company had been authorized to issue as of the date of the Distribution Agreement. On December 14, 2004, the Company issued $250,000,000 aggregate public offering price of Notes, leaving availability of $250,000,000 aggregate public offering price of Notes following such issuance. On June 20, 2005, the board of directors of the Company authorized the issuance of up to an additional $250,000,000 aggregate public offering price of Notes, to make the size of its Medium Term Note Program (the “MTN Program”) a $750,000,000 aggregate public offering price of Notes. On July 7, 2005 the Company issued an additional $250,000,000 aggregate public offering price of Notes, leaving an available issuance under the MTN Program of $250,000,000 aggregate public offering price of Notes as of the date hereof, subject to execution of an amendment (the “MTN Amendment”) to the MTN Supplemental Indenture (as defined below) by and among the Company, the Guarantors and the Trustee with respect to an additional $250,000,000 aggregate public offering price of Notes.

SECTION 1. AMENDMENTS TO DISTRIBUTION AGREEMENT

     The first paragraph of the Distribution Agreement shall be amended and restated in its entirety to read as follows:

M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), confirms its agreement with each of you (each an “Agent” and, together with the additional agents which may become a party hereto pursuant to Section 13, the “Agents”) with respect to the issuance and sale by the Company of up to $750,000,000 aggregate public offering price (or such higher or lower amount as may be specified in any prospectus supplement subsequently filed by the Company with the Securities and Exchange Commission with respect to the Notes) of its Medium Term Senior Notes Due Nine Months or More from the Original Issue Date (the “Senior Notes”) and its Medium Term Subordinated Notes Due Nine Months or More from the Original Issue Date (the “Subordinated Notes” and together with the Senior Notes, the “Notes”). The Senior Notes are to be issued from time to time pursuant to an indenture dated as of December 3, 2002, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), and one or more supplemental indentures, including the Supplemental Indenture dated as of October 6, 2004 (the “MTN Supplemental Indenture”), by and among the Company, certain subsidiaries of the Company and the Trustee (such indenture, as supplemented by such supplemental indentures or one or more authorizing resolutions, the “Senior Indenture”). The Subordinated Notes are to be issued from time to time pursuant to an indenture dated as of October 6, 2004 between the Company and the Trustee, and one or more supplemental indentures, including the MTN Supplemental Indenture, by and among the Company, certain subsidiaries of the Company and the Trustee (such indenture, as supplemented by such supplemental indentures or one or more authorizing resolutions, the “Subordinated Indenture” and together with the Senior Indenture, the “Indentures”). The Company’s obligations under the Senior Indenture and the Senior Notes will be unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the wholly owned subsidiaries of the Company listed on the signature pages hereof (the “Guarantors”). The Senior Notes and the Guarantees and the Subordinated Notes are collectively referred to herein as the “Securities.” The Company and the Guarantors are collectively referred to herein as the “Issuers.”

SECTION 2. CONDITION TO EFFECTIVENESS OF AMENDMENT

     This Amendment will become effective only upon the execution and delivery of the MTN Amendment. This Amendment shall be dated as of the date of the MTN Amendment.

SECTION 3. OTHER EFFECTS OF AMENDMENT

     (a) Except as expressly set forth herein, this Amendment does not alter or modify any right or obligation of any of the parties to the Distribution Agreement.

     (b) Notwithstanding the fact that one or more Agents may not sign this Amendment, this Amendment shall be binding upon each Agent that has signed this Amendment upon its signature hereto and satisfaction of the condition set forth in Section 2 hereof.

     (c) A failure by any Agent to sign this Amendment shall not be deemed to terminate the Distribution Agreement (as unamended by this Amendment) with respect to that Agent under the provisions of Section 10 of the Distribution Agreement.

SECTION 4. APPLICABLE LAW

     This Amendment will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

SECTION 5. COUNTERPARTS

     This Amendment may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

SECTION 6. HEADINGS

     The section headings used herein are for convenience only and shall not affect the construction hereof.

SECTION 7. DEFINITIONS

     Capitalized terms used and not defined herein have the meanings given to them in the Distribution Agreement.

[Signature Pages Follow]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the Agents.

Very truly yours, M.D.C. HOLDINGS, INC.
By:	/s/ Paris G. Reece III
	Name:	Paris G. Reece III
	Title:	Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Signature Page to
Amendment No. 1 to Distribution Agreement

GUARANTORS:

M.D.C. LAND CORPORATION
RAH OF TEXAS, LP
RAH TEXAS HOLDINGS, LLC
RAH OF FLORIDA, INC.
RICHMOND AMERICAN CONSTRUCTION, INC.
RICHMOND AMERICAN HOMES OF ARIZONA, INC.
RICHMOND AMERICAN HOMES OF CALIFORNIA, INC.
RICHMOND AMERICAN HOMES OF COLORADO, INC.
RICHMOND AMERICAN HOMES OF DELAWARE, INC.
RICHMOND AMERICAN HOMES OF FLORIDA, LP
RICHMOND AMERICAN HOMES OF ILLINOIS, INC.
RICHMOND AMERICAN HOMES OF MARYLAND, INC.
RICHMOND AMERICAN HOMES OF NEVADA, INC.
RICHMOND AMERICAN HOMES OF NEW JERSEY, INC.
RICHMOND AMERICAN HOMES OF PENNSYLVANIA, INC.
RICHMOND AMERICAN HOMES OF TEXAS, INC.
RICHMOND AMERICAN HOMES OF UTAH, INC.
RICHMOND AMERICAN HOMES OF VIRGINIA, INC.
RICHMOND AMERICAN HOMES OF WEST VIRGINIA, INC.

By:	/s/ Paris G. Reece III
	Name:	Paris G. Reece III
	Title:	An authorized officer or representative

Signature Page to
Amendment No. 1 to Distribution Agreement

CONFIRMED AND ACCEPTED, as of the date first above written: CITIGROUP GLOBAL MARKETS INC.
By:	/s/ Brian D. Bednarski
Authorized Signatory

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Amendment No. 1 to Distribution Agreement

BANC OF AMERICA SECURITIES LLC
By:	/s/ Peter J. Carbone
Authorized Signatory

Signature Page to
Amendment No. 1 to Distribution Agreement

BNP PARIBAS SECURITIES CORP
By:	/s/ Paul D. Lange
Authorized Signatory

Signature Page to
Amendment No. 1 to Distribution Agreement

COMERICA SECURITIES
By:	/s/ Michael Wilk
Authorized Signatory

Signature Page to
Amendment No. 1 to Distribution Agreement

CREDIT SUISSE FIRST BOSTON LLC
By:	/s/ Michael Cummings
Authorized Signatory

Signature Page to
Amendment No. 1 to Distribution Agreement

DEUTSCHE BANK SECURITIES INC.
By:	/s/ Scott Flieger
Authorized Signatory

By:	/s/ Mark Veale
Authorized Signatory

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Amendment No. 1 to Distribution Agreement

GREENWICH CAPITAL MARKETS, INC.
By:	/s/ Steve Fitzpatrick
Authorized Signatory

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Amendment No. 1 to Distribution Agreement

J.P. MORGAN SECURITIES INC.
By:	/s/ Robert Bottamedi
Authorized Signatory

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Amendment No. 1 to Distribution Agreement

MCDONALD INVESTMENTS INC.
By:	/s/ Jason R. Weaver
Authorized Signatory

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Amendment No. 1 to Distribution Agreement

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:	/s/ Brian R. Hogan, Jr.
Authorized Signatory

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Amendment No. 1 to Distribution Agreement

SUNTRUST CAPITAL MARKETS, INC.
By:	/s/ James J. Stathis
Authorized Signatory

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Amendment No. 1 to Distribution Agreement

UBS SECURITIES LLC
By:	/s/ Arun Bansal
Authorized Signatory

By:	/s/ Michael Ravanesi
Authorized Signatory

Signature Page to
Amendment No. 1 to Distribution Agreement

WACHOVIA CAPITAL MARKETS, LLC
By:	/s/ John Hines
Authorized Signatory

Signature Page to
Amendment No. 1 to Distribution Agreement